People's United Financial, Inc.

PBCT
Nasdaq Listed

A Premium Brand Built Over 175 Years 3 Quarter 2017 Results October 19, 2017 Exhibit 99.2 rd

Forward-Looking Statement
Certain statements contained in this presentation are forward-looking in nature. These include all statements about
People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-
off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

•
Net income of $90.8 million, or $0.26 per common share
—
Operating
earnings
per
common
share
of
$0.26,
increased
$0.02
and
$0.01,
respectively,
from
the
second
quarter
and
prior
year
quarter
•
Net
interest
income
1
of
$285
million,
an
increase
of
$10
million
or
4%
•
Net interest margin of 3.04%, an increase of 8
basis points
•
Loan balances increased $773 million, 10% annualized rate
•
Deposit balances increased $733 million, 9% annualized rate
•
Non-interest income of $89 million, a decrease of $2 million or 3%
•
Non-interest expense (ex. merger-related  expenses)
of $234 million, an increase of $2 million or less than 1%
•
Efficiency ratio of 57.3%, an improvement of 110 basis points
•
Net loan charge-offs of 0.06%, an improvement of 3 basis points
1
Net interest income on a fully taxable equivalent basis was $296 million, an increase of 4%.
(Comparisons versus second quarter 2017, unless noted otherwise)
Third Quarter 2017 Overview

2Q 2017
Loans
Calendar
Day
Borrowings
Deposits
Investments
3Q 2017
3
Net Interest Income
1
($ in millions)
$274.9
$284.6
1
Net interest income on a fully taxable equivalent basis for 2Q 2017 and 3Q 2017 was $285.2 million and $295.8 million, respectively.
$15.2
($3.8)
+$9.7 or 4%
Linked-Quarter Change
$1.9
($3.2)
($0.4)

4 Net Interest Margin 2Q 2017 Loans Calendar Day Investments Borrowings Deposits 3Q 2017 2.96% 3.04% 12 bps (4 bps) +8 bps Linked-Quarter Change 2 bps 1 bp (3 bps)

Loans

$11,164
$11,181
$8,710
$8,625
$2,918
$3,705
$6,688
$6,781
$2,131
$2,093
Jun. 30, 2017
Equipment
Financing
Residential
Mortgage
Commercial
Real Estate
Commercial
& Industrial
Home Equity
& Other Consumer
Sep. 30, 2017
Commercial Real Estate
Commercial & Industrial
Equipment Financing
Residential Mortgage
Home Equity & Other Consumer
$32,385
($ in millions, end of period balances)
$31,611
Annualized linked quarter change: +10%, (Ex. LEAF Commercial Capital: +1%)
$787
($38)
$93
$17
($85)
Linked-Quarter Change

Deposits
$14,887
$15,143
$7,566
$7,655
$4,693
$5,236
$4,669
$4,513
Jun. 30, 2017
Time
Interest-Bearing Checking
& Money Market
Non-Interest
Bearing
Savings
Sep. 30, 2017
Interest-Bearing Checking & Money Market
Non-Interest-Bearing
Time
Savings
($ in millions, end of period balances)
$32,547
$543
$31,815
Annualized linked quarter change: +9%
Linked-Quarter Change
$256
$89
($156)

Non-Interest Income
($ in millions)
2Q 2017
Commercial
Banking
Lending Fees
Brokerage
Commissions
Customer
Interest Rate
Swap Income
Insurance
Investment
Management
Fees
Net Gains
on Sales of Resi.
Mortgage Loans
Bank
Service
Charges
Cash
Management
Fees
Other
3Q 2017
$91.6
$89.3
($4.5)
$2.2
($2.3) or (3%)
Linked-Quarter Change
($0.6)
($0.5)
$0.6
$0.4
$0.3
$0.3
($0.5)

Non-Interest Expense
($ in millions)
2Q 2017
Merger-Related
Expenses
Professional & Outside
Services
Compensation
& Benefits
Regulatory Assessments
Other
3Q 2017
$237.1
$257.3
($21.8)
Ex. Merger-Related Expenses: +$1.6 or <1%
Linked-Quarter Change
($0.8)
$1.4
$0.4
$0.6

9 Efficiency Ratio 59.9% 59.3% 59.4% 58.4% 57.3% 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Quarterly Trend

Asset Quality
1
Non-performing
assets
(excluding
acquired
non-performing
loans)
as
a
percentage
of
originated
loans
plus
all
REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Notes:
Source: SNL Financial
Top 50 Banks represents the largest 50 banks by total assets in each respective quarter.
2
Ex. acquired loan charge-offs, PBCT’s charge-off ratio was  0.05%, 0.06%, 0.03%, 0.05% & 0.03% in 3Q 2017, 2Q 2017, 1Q 2017, 4Q 2016 & 3Q 2016, respectively
Non-Performing Assets / Loans & REO (%)
Net Charge-offs / Average Loans
PBCT
Peer Group (Median)
Top 50 Banks (Median)
PBCT
Peer Group (Median)
Top 50 Banks (Median)
0.63
0.57
0.63
0.67
0.64
1.62
1.43
1.37
1.37
1.25
1.33
1.35
1.26
0.5
1.0
1.5
2.0
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
0.04
0.06
0.03
0.09
0.06
0.22
0.19
0.19
0.21
0.22
0.24
0.22
0.21
0.0
0.1
0.2
0.3
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
1
1

Returns
Return on Average Assets
Return on Average Tangible Common Equity
2
nd
quarter 2017 returns were significantly impacted by merger-related expenses of $24.8 million ($16.8 million after-tax)
Return on Average Assets
Return on Average Tangible Common Equity
0.77%
10.9%
0.73%
0.75%
0.70%
0.65%
0.84%
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
10.7%
10.7%
9.6%
8.7%
11.8%
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
Returns calculated on an operating basis

Capital Ratios
Sep. 30, 2016
Dec. 31, 2016
Mar. 31, 2017
Jun. 30, 2017
Sep. 30, 2017
People’s United Financial, Inc.
Tang. Com. Equity/Tang. Assets
7.2%
7.2%
7.4%
7.5%
7.1%
Tier 1 Leverage Capital
7.7%
8.4%
8.5%
8.6%
8.3%
Common Equity Tier 1 Capital
9.7%
9.9%
10.0%
10.1%
9.5%
Tier 1 Risk-Based Capital
9.7%
10.7%
10.8%
10.9%
10.3%
Total Risk-Based Capital
11.5%
12.5%
12.7%
12.6%
12.0%
People’s United Bank, N.A.
Tier 1 Leverage
8.6%
8.9%
8.9%
9.0%
8.6%
Common Equity Tier 1 Capital
10.8%
11.3%
11.3%
11.3%
10.7%
Tier 1 Risk-Based Capital
10.8%
11.3%
11.3%
11.3%
10.7%
Total Risk-Based Capital
12.8%
13.3%
13.4%
13.3%
12.6%

Interest Rate Risk Profile
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.
-6.0%
3.9%
7.3%
10.3%
13.3%
-6.3%
4.1%
7.6%
10.6%
13.5%
Down 100
Up 100
Up 200
Up 300
Up 400
-2.8%
1.8%
3.4%
-3.0%
2.2%
4.2%
-2.9%
2.0%
3.7%
-3.3%
2.2%
4.1%
Short End -100
Short End +100
Short End +200
Long End -100
Long End +100
Long End +200
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
Est. Change in NII
Sep. 30, 2017
Jun. 30, 2017
Net Interest Income (NII) Sensitivity
1
1

Appendix

Loans
$6,631
$6,891
$7,205
$7,546
$7,779
$7,827
$2,874
$4,381
$5,146
$5,578
$5,762
$7,359
$3,960
$4,313
$4,728
$4,954
$5,363
$5,668
$1,824
$1,827
$1,828
$1,854
$1,840
$1,785
$604
$838
$904
$1,155
$1,503
$1,649
$1,340
$1,327
$1,364
$1,346
$1,371
$1,359
$899
$896
$931
$964
$956
$968
$3,605
$3,917
$4,486
$5,014
$5,171
$5,770
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016
Sep. 30, 2017
Connecticut
New York
Massachusetts
Vermont
New Jersey
New Hampshire
Maine
Other
$21,737
$24,390
$26,592
$29,745
$32,385
$28,411
($ in millions, end of period balances)
State Breakdown

Deposits
$11,104
$11,559
$14,768
$16,093
$17,072
$17,302
$2,525
$2,913
$3,205
$3,456
$3,527
$5,247
$3,174
$3,132
$3,067
$3,299
$3,357
$3,816
$2,670
$2,694
$2,761
$2,966
$3,083
$3,127
$1,370
$1,370
$1,395
$1,531
$1,616
$1,645
$908
$889
$942
$1,072
$1,206
$1,410
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016
Sep. 30, 2017
Connecticut
New York
Massachusetts
Vermont
New Hampshire
Maine
$21,751
$22,557
$26,138
$29,861
$32,547
$28,417
($ in millions, end of period balances)
State Breakdown

Asset Quality
Originated Portfolio Coverage Detail as of Sep. 30, 2017
Note –
ALLLs: Commercial: $199 million, Retail: $30 million, Total: $229 million.
0.94%
0.35%
0.77%
Commercial
Retail
Total
0.59%
0.57%
0.59%
Commercial
Retail
Total
159%
61%
132%
Commercial
Retail
Total
ALLLs / Loans
NPLs / Loans
ALLLs / NPLs

Peer Group
Firm
Ticker
City
State
1
Associated
ASB
Green Bay
WI
2
Citizens
CFG
Providence
RI
3
Comerica
CMA
Dallas
TX
4
Cullen/Frost
CFR
San Antonio
TX
5
East West
EWBC
Pasadena
CA
6
First Horizon
FHN
Memphis
TN
7
Huntington
HBAN
Columbus
OH
8
KeyCorp
KEY
Cleveland
OH
9
M&T
MTB
Buffalo
NY
10
New York Community
NYCB
Westbury
NY
11
Signature
SBNY
New York
NY
12
Synovus
SNV
Columbus
GA
13
Umpqua
UMPQ
Portland
OR
14
Webster
WBS
Waterbury
CT
15
Zions
ZION
Salt Lake City
UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@peoples.com